CONVERTIBLE PROMISSORY NOTE

THIS NOTE AND ANY SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THIS NOTE AND ANY SECURITIES ISSUABLE UPON THE CONVERSION HEREOF MAY NOT BE SOLD, OFFERED FOR SALE, MORTGAGED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT CONCERNING THIS NOTE OR SUCH SECURITIES UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS, OR THE DELIVERY OF AN OPINION OF COUNSEL ACCEPTABLE TO PCS EDVENTURES!.COM, INC., THAT SUCH REGISTRATION IS NOT REQUIRED.  IN THE EVENT OF THE EXERCISE OF THE CONVERSION RIGHT HEREIN, ANY SECURITIES ISSUED WILL BE RESTRICTED SECURITIES UNDER RULE 144.

PCS EDVENTURES!.COM, INC.

CONVERTIBLE PROMISSORY NOTE

February 29, 2012

$XX,000.00

FOR VALUE RECEIVED, PCS Edventures!.Com, Inc., an Idaho corporation (hereinafter referred to as “Borrower”), hereby promises to pay to the order of_____________________, or his successors or assigns, if any (hereinafter referred to as “Lender”), the principal sum of XXXXXX THOUSAND DOLLARS ($XX,000.00), together with interest on the unpaid principal amount of this Convertible Promissory Note (“Note”) at the rate of ten percent (10%) per annum in the manner and upon the terms and conditions set forth below.

The principal and interest on the unpaid principal amount of this Note, or any remaining portion thereof, shall be paid in full in cash to Lender on or before May 30, 2012.

At the sole option of Lender, the outstanding balance of this Note may be converted into shares of Rule 144 Restricted Common Stock of the Borrower at a price per share of $ .05.  In the event Lender elects to convert any outstanding balance due under this Note into such shares, Lender shall give written notice to the Borrower seven

(7) days prior to the effective date of such exercise.  At Borrower’s sole option, Borrower may elect to pay Lender in cash up to one-half (1/2) of the then principal and interest due under this Note.  In such event, the remaining balance of principal and interest shall be converted as provided herein.  No fractional share of stock shall be issued upon conversion.  In lieu of any such fractional share, which would otherwise be issuable upon such conversion, the Borrower shall pay to Lender a cash adjustment in respect thereof, in an amount equal to the same fractional price attributable to such share of the Company’s common stock at the rate of $ .05 per share.  The stock certificate representing shares of Rule 144 Restricted Common Stock of the Borrower, in the event of such conversion, shall be issued and delivered to Lender within fourteen (14) days of the effective date of such conversion.

All cash payments on this Note shall be made in lawful currency of the United States at the address of the Lender, or at such other place as the Lender may designate in writing.

The rights of the Lender hereunder may not be assigned without the express written agreement of the Borrower.  The obligations of the Borrower hereunder may be assigned by the Borrower without consent or prior notice to the Lender.

Upon default in the payment of any amount due pursuant to this Note for more than thirty (30) days after the due date, the Lender may, without notice, declare the entire principal and interest then remaining unpaid under this Note immediately due and payable and may, without notice, in addition to any other remedies, proceed against the Borrower to collect the unpaid principal and any interest due.  Presentment for payment, notice of dishonor, protest and notice of protest are waived by the Borrower, and any and all others who may at any time become liable or obligated for the payment of all or any part of this Note, the principal or interest due.

This Note may be altered or amended only by a written instrument executed by Lender and Borrower.

This Note shall be governed by and construed in accordance with the laws of the State of Idaho.  Any legal action to enforce any obligation of the parties to this Note shall be brought only in the District Court of the Fourth Judicial District of the State of Idaho, in and for the County of Ada.

In the event of any civil action filed or initiated between the parties to this Note or any other documents accompanying this Note, or arising from the breach of any provision hereof, the prevailing party shall be entitled to all reasonable attorney and paralegal fees, and costs incurred by the prevailing party, in addition to any damages which may be allowed by law.

Upon payment of the unpaid principal balance of this Note, either through payment in cash, or full or partial conversion, Lender shall surrender this Note marked “Paid in Full.”

“BORROWER”

“PCS EDVENTURES!.COM, INC.”

By_______________________________

Robert Grover

Chief Executive Officer

“LENDER”

By______________________________